UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:           10/31

Date of reporting period:        10/31/05

FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

Seligman
Frontier Fund, Inc.

Annual Report October 31, 2005 Seeking Growth in Capital Value Through Investments in Small-Company Stocks J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance Overview	4

Portfolio Overview	7

Understanding and
Comparing Your
Fund’s Expenses	9

Portfolio of Investments	10

Statement of Assets
and Liabilities	14

Statement of
Operations	15

Statements of
Changes in Net Assets	16

Notes to Financial
Statements	17

Financial Highlights	24

Report of Independent
Registered Public
Accounting Firm	29

Directors and Officers	30

Additional Fund
Information	back
cover

To The Shareholders

Your annual shareholder report for Seligman Frontier Fund, Inc. follows this letter. This report contains a discussion with the Fund’s Portfolio Managers as well as the Fund’s investment results, portfolio of investments, and financial statements.

For the fiscal year ended October 31, 2005, Seligman Frontier Fund posted a total return of 1.56% based on the net asset value of Class A shares (excluding the effect of any sales charge). The Fund underperformed the Lipper Small-Cap Growth Funds Average and the Russell 2000 Growth Index, which returned 11.79% and 10.91%, respectively, for the same period.

A long-term capital gain distribution of $0.497 per share, realized on investment transactions, was paid on November 17, 2005 to all shareholders of record November 10, 2005.

We thank you for your continued support of Seligman Frontier Fund, Inc., and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

December 16, 2005

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Shareholder Services
Incorporated	100 Park Avenue	(800) 445-1777	Retirement Plan Services
100 Park Avenue	New York, NY 10017	(212) 682-7600	Outside the United States
New York, NY 10017		(800) 622-4597	24-Hour Automated
	General Counsel		Telephone Access Service
General Distributor	Sullivan & Cromwell LLP
Seligman Advisors, Inc.
100 Park Avenue	Independent Registered
New York, NY 10017	Public Accounting Firm
Deloitte & Touche LLP

Interview With Your Portfolio Managers
Rick Ruvkun and Michael Alpert

Q:	How did Seligman Frontier Fund, Inc. perform for the fiscal year ended October 31, 2005?

A:	For the fiscal year ended October 31, 2005, Seligman Frontier Fund posted a total return of 1.56%, based on the net asset value of Class A shares (excluding the effect of any sales charge). The Fund underperformed its peer group, the Lipper Small-Cap Growth Funds Average, which returned 11.79%, and its benchmark, the Russell 2000 Growth Index, which returned 10.91% for the same period.

Q:	What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2005?

A:	Oil prices continued to soar, bringing with them higher overall energy prices and concerns over how they would impact the mar- kets. The Federal Reserve remained confident that the US economy was still on solid footing and continued to raise short-term interest rates at a “measured” pace, with eight successive 0.25% increases during the fiscal year ended October 31, 2005, and an additional 0.25% increase on November 1, 2005. Hurricanes Katrina and Rita swept devastating paths through the Gulf Coast in late August and late September. US oil production in the affected area was halted, and much of the region has been declared a federal disaster area.

Despite these events, the US economy has proved to be fairly resilient. US gross domestic product (GDP) continued to grow at a modest pace throughout the year, corporate earnings have been robust, and inflation has continued to remain low. Further, as reconstruction begins in the Gulf Coast, we believe money spent on rebuilding should boost the economy.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	The Fund posted disappointing investment results for the fiscal year ended October 31, 2005, and trailed its benchmark, the Russell 2000 Growth Index, in several sectors. The Fund’s underperformance for the fiscal year can be attributed primarily to poor stock selection, particularly within the Consumer Discretionary sector. The Fund was slightly underweight in its exposure to Consumer Discretionary stocks relative to its benchmark. Stock selection within the sector, however, particularly in Retailing and Media, resulted in negative results for the Fund, whereas the benchmark posted gains in the sector for the period.

A TEAM APPROACH

Seligman Frontier Fund, Inc. is managed by the Seligman Small Company Growth Team, led by Rick Ruvkun. Mr. Ruvkun and Co-Portfolio Manager Michael Alpert are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth. Team members include Sean Collins (assistant trader), Matthew D’Alto, Mira Lee, Jonathan Roth (trader), and Stephan Yost.

Interview With Your Portfolio Managers
Rick Ruvkun and Michael Alpert

Also contributing negatively to the Fund’s performance for the period was the Fund’s largest sector weighting, Information Technology. While the sector delivered modestly positive results for the benchmark, stock selection within the sector resulted in a modest decline for the Fund.

The Fund’s second largest sector weighting for the fiscal year was in Industrials. The sector performed well for the period and the Fund’s exposure to the sector benefited the Fund’s performance on an absolute basis. Other sectors that had positive impacts on the Fund’s performance for the fiscal year were Energy, Financials, and Health Care. The largest positive contributor to Fund performance for the period was its exposure to the Energy sector. Rising oil prices brought with them higher overall energy prices, and as a result, Energy posted the strongest gains of the benchmark, outperforming other sectors by a sizable margin. The Fund maintained an overweight position in Energy, relative to the benchmark, aiding Fund performance on an absolute basis. Strong stock selection within Financials, a relative underweight, also contributed positively to Fund performance for the period. The Health Care sector performed well for the period, in particular the Health Care Providers and Services industry, and the Fund’s exposure to the sector and industry proved beneficial to Fund performance.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in Russell 2000 Growth Index, for the 10-year period ended October 31, 2005. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R will differ from the performance shown for Class A and Class D, based on the differences in sales charges and fees paid by shareholders. The Russell 2000 Growth Index excludes the effect of taxes, fees and sales charges.

The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview

Investment Results
Total Returns
For Periods Ended October 31, 2005

		Average Annual

					Class B	Class C	Class I	Class R
					Since	Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception	Inception
	Months*	Year	Years	Years	4/22/96	5/27/99	11/30/01	4/30/03

Class A

With Sales Charge	1.48%	(3.29)%	(3.94)%	1.28%	n/a	n/a	n/a	n/a

Without Sales Charge	6.55	1.56	(3.00)	1.78	n/a	n/a	n/a	n/a

Class B

With CDSC†	1.15	(4.26)	(4.09)	n/a	n/a	n/a	n/a	n/a

Without CDSC	6.15	0.74	(3.74)	n/a	0.02%‡	n/a	n/a	n/a

Class C

With Sales Charge
and CDSC††	4.23	(1.26)	(3.92)	n/a	n/a	(0.23)%	n/a	n/a

Without Sales Charge
and CDSC	6.24	0.74	(3.72)	n/a	n/a	(0.08)	n/a	n/a

Class D

With 1% CDSC	5.25	(0.26)	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	6.25	0.74	(3.74)	0.99	n/a	n/a	n/a	n/a

Class I	6.92	2.26	n/a	n/a	n/a	n/a	2.87%	n/a

Class R

With 1% CDSC	5.31	0.07	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	6.31	1.07	n/a	n/a	n/a	n/a	n/a	12.62%

Lipper Small-Cap
Growth Funds Average**	12.62	11.79	(1.73)	8.13	6.25 †††	5.77	5.09	18.98

Russell 2000 Growth
Index**	13.15	10.91	(1.61)	4.80	3.23	1.74	5.68	20.41

See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

10/31/05	$12.36	$10.88	$10.89	$10.88	$12.67	$12.30

4/30/05	11.60	10.25	10.25	10.24	11.85	11.57

10/31/04	12.17	10.80	10.81	10.80	12.39	12.17

*	Returns for periods of less than one year are not annualized.

**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.5 billion as of September 30, 2005). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.

††	The CDSC is 1% for periods up to 18 months.

†††	From April 25, 1996.

‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets
				October 31,

	Issues	Cost	Value	2005	2004

Common Stocks:

Aerospace and Defense	2	$2,174,432	$2,679,692	3.3	0.7

Air Freight and Logistics	1	697,452	1,259,479	1.5	0.7

Biotechnology	6	3,232,352	3,608,476	4.4	4.6

Capital Markets	2	1,636,901	2,315,372	2.9	2.3

Commercial Banks	2	1,131,800	1,551,088	1.9	4.3

Commercial Services and Supplies	6	4,041,965	5,850,037	7.2	10.0

Communications Equipment	2	1,249,421	1,281,909	1.6	3.0

Computers and Peripherals	1	565,113	660,215	0.8	3.3

Construction and Engineering	1	425,498	747,518	0.9	1.2

Consumer Finance	—	—	—	—	1.1

Diversified Consumer Services	1	543,833	698,228	0.9	—

Diversified Financial Services	—	—	—	—	1.3

Diversified Telecommunication Services	1	433,815	503,951	0.6	—

Electrical Equipment	1	352,782	779,491	1.0	1.3

Electronic Equipment and Instruments	—	—	—	—	1.7

Energy Equipment and Services	8	5,509,958	6,615,239	8.1	2.1

Food and Staples Retailing	—	—	—	—	0.6

Food Products	—	—	—	—	0.8

Health Care Equipment and Supplies	9	5,943,626	6,322,285	7.8	4.8

Health Care Providers and Services	5	3,648,429	4,407,902	5.4	8.1

Hotels, Restaurants and Leisure	6	5,059,209	4,949,628	6.1	3.1

Index Derivatives	1	2,181,410	2,065,280	2.5	—

Internet and Catalog Retail	1	767,716	847,019	1.0	0.4

Internet Software and Services	1	290,001	382,414	0.5	1.4

IT Services	2	2,336,833	2,389,300	2.9	2.1

Machinery	3	2,476,211	2,752,049	3.4	5.2

Marine	1	659,232	702,783	0.9	—

Media	1	696,505	695,011	0.9	2.2

Metals and Mining	1	504,361	683,971	0.8	3.6

Oil, Gas and Consumable Fuels	4	2,186,543	2,791,131	3.4	2.5

Pharmaceuticals	2	1,633,285	1,346,222	1.6	1.5

Road and Rail	2	1,710,634	2,340,393	2.9	2.8

Semiconductors and Semiconductor
Equipment	5	4,170,470	4,756,627	5.9	4.6

Software	9	8,486,738	9,842,936	12.1	9.0

Specialty Retail	4	3,678,314	3,454,400	4.3	4.7

Textiles, Apparel and Luxury Goods	1	479,130	603,489	0.7	2.4

Trading Companies and Distributors	—	—	—	—	0.9

Total Common Stocks	92	68,903,969	79,883,535	98.2	98.3

Short-Term Holding and
Other Assets Less Liabilities	1	1,416,173	1,416,173	1.8	1.7

Net Assets	93	$70,320,142	$81,299,708	100.0	100.0

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

iShares Russell 2000 Growth Index Fund*	Wolverine World Wide**

The Children’s Place Retail Stores*	Performance Food Group**

Sonic Solutions*	Priority Healthcare (Class B)**

Hornbeck Offshore Services*	The Corporate Executive Board

Advanced Medical Optics*	CapitalSource**

Integrated Device Technology*	Respironics**

LifePoint Hospitals*	CLARCOR**

PerkinElmer*	Nuvasive**

Cogent*	Pioneer Drilling

TODCO (Class A)*	Varian Semiconductor Equipment Associates**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Largest Portfolio Holdings
October 31, 2005

Security	Value	Percent of Net Assets

iShares Russell 2000 Growth Index Fund	$2,065,280	2.5

Resources Connection	1,832,803	2.3

Ceradyne	1,761,505	2.2

FileNet	1,493,837	1.8

Informatica	1,447,072	1.8

Witness Systems	1,431,350	1.8

CACI International (Class A)	1,412,150	1.7

The Children’s Place Retail Stores	1,363,950	1.7

Landstar System	1,325,925	1.6

Pediatrix Medical Group	1,317,649	1.6

Largest Industries
October 31, 2005

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases and redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of May 1, 2005 and held for the entire six-month period ended October 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	5/1/05	Ratio*	10/31/05	5/1/05 to 10/31/05	10/31/05	5/1/05 to 10/31/05

Class A	$1,000.00	1.95%	$1,065.50	$10.15	$1,015.38	$ 9.91

Class B	1,000.00	2.70	1,061.50	14.03	1,011.59	13.69

Class C	1,000.00	2.70	1,062.40	14.04	1,011.59	13.69

Class D	1,000.00	2.70	1,062.50	14.04	1,011.59	13.69

Class I	1,000.00	1.30	1,069.20	6.78	1,018.65	6.61

Class R	1,000.00	2.01	1,063.10	10.45	1,015.07	10.21

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges. Effective March 1, 2005, J. & W. Seligman & Co. Incorporated, the Manager, has contractually undertaken to reimburse expenses other than management and 12b-1 fees that exceed 0.78% per annum of the Fund’s average daily net assets. Such undertaking will remain in effect until December 31, 2006. For the six months ended October 31, 2005, it was not necessary for the Manager to reimburse the Fund.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period May 1, 2005 to October 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
October 31, 2005
	Shares	Value
Common Stocks 98.2%

Aerospace and Defense 3.3%

Ceradyne*	44,988	$1,761,505

Essex*	51,124	918,187

		2,679,692

Air Freight and Logistics 1.5%

UTI Worldwide	14,748	1,259,479

Biotechnology 4.4%

Alexion Pharmaceuticals*	11,300	309,451

Bioenvision*	90,700	554,631

Cubist Pharmaceuticals*	45,900	927,410

Encysive Pharmaceuticals*	59,320	621,970

Theravance*	25,990	563,073

ZymoGenetics*	36,080	631,941

		3,608,476

Capital Markets 2.9%

Affiliated Managers Group*	14,455	1,109,421

Apollo Investment	64,593	1,205,951

		2,315,372

Commercial Banks 1.9%

East West Bancorp	20,012	765,959

Sterling Bancshares	53,193	785,129

		1,551,088

Commercial Services and Supplies 7.2%

The Corporate Executive Board	10,662	880,788

Corrections Corporation of America*	27,248	1,086,650

Huron Consulting Group*	23,600	625,400

Mine Safety Appliances	18,690	782,924

Resources Connection*	64,230	1,832,803

Waste Connections*	19,223	641,472

		5,850,037

Communications Equipment 1.6%

Ixia*	35,056	442,056

F5 Networks*	16,165	839,853

		1,281,909

Computers and Peripherals 0.8%

Avid Technology*	13,419	660,215

Construction and Engineering 0.9%

Chicago Bridge & Iron (NY shares)	33,521	747,518

See footnotes on page 13.

Portfolio of Investments
October 31, 2005

	Shares	Value
Diversified Consumer Services 0.9%

Education Management*	22,644	$698,228

Diversified Telecommunication Services 0.6%

NeuStar (Class A)*	16,469	503,951

Electrical Equipment 1.0%

AMETEK	19,138	779,491

Energy Equipment and Services 8.1%

Atwood Oceanics*	12,300	866,166

Cal Dive International*	12,635	776,926

Hornbeck Offshore Services*	34,773	1,120,038

Pioneer Drilling*	24,033	411,685

Superior Energy Services*	26,158	533,100

TODCO (Class A)	25,789	1,154,058

Unit*	19,036	997,486

Universal Compression Holdings*	21,200	755,780

		6,615,239

Health Care Equipment and Supplies 7.8%

Advanced Medical Optics*	32,209	1,149,217

Arrow International	24,511	709,226

Arthrocare*	6,400	234,912

Cytyc*	42,636	1,080,609

Gen-Probe*	5,800	236,553

Integra LifeSciences Holdings*	18,700	644,683

Inverness Medical Innovation*	18,010	428,278

Molecular Devices*	31,200	697,788

PerkinElmer	51,700	1,141,019

		6,322,285

Health Care Providers and Services 5.4%

Chemed	11,904	572,344

Covance*	15,200	739,480

LabOne*	21,292	933,761

LifePoint Hospitals*	21,600	844,668

Pediatrix Medical Group*	17,099	1,317,649

		4,407,902

Hotels, Restaurants and Leisure 6.1%

P.F. Chang’s China Bistro*	9,997	457,013

Pinnacle Entertainment*	25,400	481,330

La Quinta*	112,347	938,097

RARE Hospitality International*	36,391	1,111,199

Texas Roadhouse (Class A)*	56,654	891,451

Williams Industries*	42,600	1,070,538

		4,949,628

See footnotes on page 13.

Portfolio of Investments
October 31, 2005

	Shares	Value
Index Derivatives 2.5%

iShares Russell 2000 Growth Index Fund	31,435	$2,065,280

Internet and Catalog Retail 1.0%

Coldwater Creek*	31,476	847,019

Internet Software and Services 0.5%

iVillage*	52,100	382,414

IT Services 2.9%

CACI International (Class A)*	25,892	1,412,150

SI International*	33,870	977,150

		2,389,300

Machinery 3.4%

Bucyrus International (Class A)	18,982	788,607

Kaydon	33,020	975,741

Kennametal	19,325	987,701

		2,752,049

Marine 0.9%

American Commercial Lines*	25,077	702,783

Media 0.9%

Lions Gate Entertainment*	72,397	695,011

Metals and Mining 0.8%

AMCOL International	33,660	683,971

Oil, Gas and Consumable Fuels 3.4%

Alpha Natural Resources*	33,400	793,250

Cabot Oil & Gas	12,169	557,219

Denbury Resources*	24,605	1,073,516

Plains Exploration & Production*	9,414	367,146

		2,791,131

Pharmaceuticals 1.6%

Medicines*	30,200	516,269

Medicis Pharmaceutical (Class A)	28,134	829,953

		1,346,222

Road and Rail 2.9%

Landstar System	34,462	1,325,925

Old Dominion Freight Line*	28,710	1,014,468

		2,340,393

See footnotes on page 13.

Portfolio of Investments
October 31, 2005

	Shares or
	Principal Amount		Value
Semiconductors and Semiconductor Equipment 5.9%

ATMI*	33,985	shs.	$927,111

Integrated Device Technology*	96,978		955,718

DSP Group*	39,905		979,867

Formfactor*	27,778		683,200

Microsemi*	52,322		1,210,731

			4,756,627

Software 12.1%

Agile Software*	57,712		408,601

Cogent*	35,300		936,509

Epicor Software*	87,982		1,079,979

FileNet*	53,152		1,493,837

Jack Henry & Associates	44,345		796,880

Hyperion Solutions*	19,854		958,849

Informatica*	121,705		1,447,072

Sonic Solutions*	67,426		1,289,859

Witness Systems*	73,140		1,431,350

			9,842,936

Specialty Retail 4.3%

AnnTaylor Stores*	32,940		799,454

The Children's Place Retail Stores*	31,790		1,363,950

Dick's Sporting Goods*	22,545		674,772

Hot Topic*	41,399		616,224

			3,454,400

Textiles, Apparel and Luxury Goods 0.7%

Warnaco Group*	26,650		603,489

Total Common Stocks (Cost $68,903,969)			79,883,535

Repurchase Agreement 2.2%

State Street Bank 3.65%, dated 10/31/2005,
maturing 11/1/2005, in the amount of $1,756,178,
collateralized by: $1,720,000 US Treasury Notes 6.125%,
8/15/2007, with a fair market value of $1,793,100
(Cost $1,756,000)	$1,756,000		1,756,000

Total Investments (Cost $70,659,969) 100.4%			81,639,535

Other Assets and Liabilities (0.4)%			(339,827)

Net Assets 100.0%			$81,299,708

* Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2005

Assets:

Investments, at value

Common Stocks (cost $68,903,969)	$79,883,535

Repurchase agreement (cost $1,756,000)	1,756,000

Total investments (cost $70,659,969)	81,639,535

Restricted cash	2,000

Receivable for securities sold	1,044,149

Expenses prepaid to shareholder service agent	63,111

Receivable for Capital Stock sold	39,698

Receivable for dividends and interest	5,815

Other	7,665

Total Assets	82,801,973

Liabilities:

Payable for securities purchased	1,065,527

Payable for Capital Stock repurchased	193,691

Management fee payable	66,347

Distribution and service fees payable	35,207

Accrued expenses and other	141,493

Total Liabilities	1,502,265

Net Assets	$81,299,708

Composition of Net Assets:

Capital Stock, at $0.10 par value; (500,000,000 shares authorized;
6,895,621 shares outstanding):

Class A	$385,854

Class B	64,874

Class C	22,976

Class D	184,929

Class I	30,875

Class R	54

Additional paid-in capital	66,431,636

Accumulated net investment loss	(20,993)

Undistributed net realized gain	3,219,937

Net unrealized appreciation of investments	10,979,566

Net Assets	$81,299,708

Net Asset Value Per Share:

Class A ($47,698,785 ÷ 3,858,538 shares)	$12.36

Class B ($7,059,811 ÷ 648,741 shares)	$10.88

Class C ($2,501,448 ÷ 229,761 shares)	$10.89

Class D ($20,119,765 ÷ 1,849,293 shares)	$10.88

Class I ($3,913,245 ÷ 308,747 shares)	$12.67

Class R ($6,654 ÷ 541 shares)	$12.30

See Notes to Financial Statements.

Statement of Operations
For the Year Ended October 31, 2005

Investment Income:

Dividends (net of foreign tax withheld of $891)	$274,485

Interest	29,021

Total Investment Income	303,506

Expenses:

Management fee	923,521

Distribution and service fees	509,900

Shareholder account services	484,428

Registration	95,974

Auditing and legal fees	74,334

Custody and related services	51,952

Shareholder reports and communications	37,933

Directors’ fees and expenses	11,436

Miscellaneous	13,383

Total Expenses	2,202,861

Net Investment Loss	(1,899,355)

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	7,554,228

Net change in unrealized appreciation of investments	(3,348,121)

Net Gain on Investments	4,206,107

Increase in Net Assets from Operations	$2,306,752

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,

	2005	2004

Operations:

Net investment loss	$(1,899,355)	$(2,475,988)

Net realized gain on investments	7,554,228	20,385,857

Payment received from the Manager (Note 8)	—	82,467

Net change in unrealized appreciation of investments	(3,348,121)	(11,107,797)

Increase in Net Assets from Operations	2,306,752	6,884,539

Capital Share Transactions:

Net proceeds from sales of shares	4,414,173	8,654,024

Exchanged from associated funds	1,310,596	1,939,460

Total	5,724,769	10,593,484

Cost of shares repurchased	(29,995,475)	(29,709,096)

Exchanged into associated funds	(7,726,487)	(5,255,538)

Total	(37,721,962)	(34,964,634)

Decrease in Net Assets from Capital Share Transactions	(31,997,193)	(24,371,150)

Decrease in Net Assets	(29,690,441)	(17,486,611)

Net Assets:

Beginning of year	110,990,149	128,476,760

End of Year (net of accumulated net investment loss
of $20,993 and $23,334, respectively)	$81,299,708	$110,990,149

See Notes to Financial Statements.

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within eighteen months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Notes to Financial Statements

	b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

	c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended October 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	g.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

	h.	Restricted Cash — Restricted cash represents deposits that are being held as collateral for letters of credit issued by banks in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management and 12b-1 fees, that exceed 0.78% per annum of the Fund’s average daily net assets from March 1, 2005 through December 31, 2006. For the period ended October 31, 2005, no reimbursement was required.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $1,644 from sales of Class A shares. Commissions of $13,425 and $2,835 were paid to dealers for sales of Class A and Class C shares, respectively.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2005, fees incurred under the Plan aggregated $135,215, or 0.25% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended October 31, 2005, amounted to $127.

For the year ended October 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.49% per annum of the average daily net assets of Class R shares, amounted to $101,932, $28,307, $244,310, and $136, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended October 31, 2005, such charges amounted to $5,745. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2005, Seligman Services, Inc. received commissions of $1,360 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $16,351, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $484,428 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors

Notes to Financial Statements

in the most recent calendar quarter. As of October 31, 2005, the Fund’s potential obligation under the Guaranties is $75,900. As of October 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at October 31, 2005, of $20,993 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. There were no borrowings during the year ended October 31, 2005.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended October 31, 2005, amounted to $92,880,698 and $126,270,869, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2005, the cost of investments for federal income tax purposes was $70,836,588. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

At October 31, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$12,883,433

Gross unrealized depreciation of portfolio securities	(2,080,486)

Net unrealized appreciation of portfolio securities	10,802,947

Undistributed income	—

Undistributed net realized gain	3,396,556

Total accumulated earnings	$14,199,503

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended October 31,

	2005		2004

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	155,045	$1,969,116	381,942	$4,640,327

Exchanged from associated funds	81,021	1,036,478	80,584	969,987

Converted from Class B*	259,688	3,305,278	175,985	2,087,265

Total	495,754	6,310,872	638,511	7,697,579

Cost of shares repurchased	(1,310,131)	(16,629,485)	(1,391,176)	(16,762,109)

Exchanged into associated funds	(364,198)	(4,641,397)	(330,999)	(3,911,127)

Total	(1,674,329)	(21,270,882)	(1,722,175)	(20,673,236)

Decrease	(1,178,575)	$(14,960,010)	(1,083,664)	$(12,975,657)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	34,212	$382,921	55,772	$596,224

Exchanged from associated funds	8,176	92,005	33,294	364,734

Total	42,388	474,926	89,066	960,958

Cost of shares repurchased	(278,808)	(3,135,496)	(357,093)	(3,859,897)

Exchanged into associated funds	(61,080)	(683,479)	(42,917)	(459,002)

Converted to Class A*	(293,913)	(3,305,278)	(197,874)	(2,087,265)

Total	(633,801)	(7,124,253)	(597,884)	(6,406,164)

Decrease	(591,413)	$(6,649,327)	(508,818)	$(5,445,206)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	34,618	$396,071	44,087	$480,017

Exchanged from associated funds	8,154	91,525	15,730	172,940

Total	42,772	487,596	59,817	652,957

Cost of shares repurchased	(67,178)	(747,068)	(47,114)	(500,145)

Exchanged into associated funds	(7,966)	(88,342)	(18,895)	(207,000)

Total	(75,144)	(835,410)	(66,009)	(707,145)

Decrease	(32,372)	$(347,814)	(6,192)	$(54,188)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	82,062	$926,064	192,144	$2,041,795

Exchanged from associated funds	6,782	77,421	40,074	431,799

Total	88,844	1,003,485	232,218	2,473,594

Cost of shares repurchased	(710,384)	(7,958,663)	(752,325)	(8,076,752)

Exchanged into associated funds	(203,257)	(2,299,875)	(62,774)	(678,409)

Total	(913,641)	(10,258,538)	(815,099)	(8,755,161)

Decrease	(824,797)	$(9,255,053)	(582,881)	$(6,281,567)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	55,519	$711,788	66,336	$808,974

Cost of shares repurchased	(109,641)	(1,429,742)	(41,697)	(495,325)

Increase (decrease)	(54,122)	$(717,954)	24,639	$313,649

* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements

	Year Ended October 31,

	2005		2004

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	2,167	$28,213	6,899	$86,687

Exchanged from associated funds	1,017	13,167	—	—

Total	3,184	41,380	6,899	86,687

Cost of shares repurchased	(7,409)	(95,021)	(1,254)	(14,868)

Exchanged into associated funds	(1,043)	(13,394)	—	—

Total	(8,452)	(108,415)	(1,254)	(14,868)

Increase (decrease)	(5,268)	$(67,035)	5,645	$71,819

8.	Other Matters — In the fall of 2003, the Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The Manager also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager also responded fully to information requests from the Securities and Exchange Commission (“SEC”) and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not adversely affect Seligman Frontier Fund, the Manager, in May 2004, made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $82,467 paid to Seligman Frontier Fund, which has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended October 31, 2004.

Since February 2004, the Manager has been in discussions with the New York staff of the SEC and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General

Notes to Financial Statements

ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”). Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry.

Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended October 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$12.17	$11.49	$8.83	$10.65	$15.88

Income (Loss) from Investment Operations:

Net investment loss	(0.21)	(0.21)	(0.18)	(0.16)	(0.11)

Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.40	0.89	2.84	(1.66)	(3.73)

Total from Investment Operations	0.19	0.68	2.66	(1.82)	(3.84)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(1.39)

Net Asset Value, End of Year	$12.36	$12.17	$11.49	$8.83	$10.65

Total Return	1.56%	5.92%#	30.12%	(17.09)%	(26.02)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$47,699	$61,326	$70,355	$60,490	$99,320

Ratio of expenses to average net assets	2.01%	2.06%	2.27%	1.93%	1.78%

Ratio of net investment loss to average net assets	(1.70)%	(1.75)%	(1.91)%	(1.59)%	(0.94)%

Portfolio turnover rate	96.04%	83.73%	124.34%	91.00%	124.76%

See footnotes on page 28.

Financial Highlights

Class B

	Year Ended October 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$10.80	$10.28	$7.96	$9.67	$14.65

Income (Loss) from Investment Operations:

Net investment loss	(0.27)	(0.27)	(0.23)	(0.23)	(0.19)

Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.35	0.79	2.55	(1.48)	(3.40)

Total from Investment Operations	0.08	0.52	2.32	(1.71)	(3.59)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(1.39)

Net Asset Value, End of Year	$10.88	$10.80	$10.28	$7.96	$9.67

Total Return	0.74%	5.06%#	29.15%	(17.68)%	(26.56)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,060	$13,393	$17,977	$16,199	$24,550

Ratio of expenses to average net assets	2.76%	2.82%	3.03%	2.69%	2.54%

Ratio of net investment loss to average net assets	(2.45)%	(2.51)%	(2.67)%	(2.35)%	(1.70)%

Portfolio turnover rate	96.04%	83.73%	124.34%	91.00%	124.76%

See footnotes on page 28.

Financial Highlights

Class C

	Year Ended October 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$10.81	$10.28	$7.95	$9.66	$14.65

Income (Loss) from Investment Operations:

Net investment loss	(0.27)	(0.27)	(0.23)	(0.23)	(0.19)

Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.35	0.80	2.56	(1.48)	(3.41)

Total from Investment Operations	0.08	0.53	2.33	(1.71)	(3.60)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(1.39)

Net Asset Value, End of Year	$10.89	$10.81	$10.28	$7.95	$9.66

Total Return	0.74%	5.16%#	29.31%	(17.70)%	(26.63)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,501	$2,832	$2,758	$1,484	$1,932

Ratio of expenses to average net assets	2.76%	2.82%	3.03%	2.69%	2.54%

Ratio of net investment loss to average net assets	(2.45)%	(2.51)%	(2.67)%	(2.35)%	(1.70)%

Portfolio turnover rate	96.04%	83.73%	124.34%	91.00%	124.76%

See footnotes on page 28.

Financial Highlights

Class D

	Year Ended October 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$10.80	$10.27	$7.95	$9.66	$14.65

Income (Loss) from Investment Operations:

Net investment loss	(0.27)	(0.27)	(0.23)	(0.23)	(0.19)

Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.35	0.80	2.55	(1.48)	(3.41)

Total from Investment Operations	0.08	0.53	2.32	(1.71)	(3.60)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(1.39)

Net Asset Value, End of Year	$10.88	$10.80	$10.27	$7.95	$9.66

Total Return	0.74%	5.16%#	29.18%	(17.70)%	(26.63)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$20,120	$28,871	$33,455	$31,325	$49,821

Ratio of expenses to average net assets	2.76%	2.82%	3.03%	2.69%	2.54%

Ratio of net investment loss to average net assets	(2.45)%	(2.51)%	(2.67)%	(2.35)%	(1.70)%

Portfolio turnover rate	96.04%	83.73%	124.34%	91.00%	124.76%

See footnotes on page 28.

Financial Highlights

Class I						Class R

						Year Ended
	Year Ended October 31,			11/30/01*		October 31,		4/30/03*
				to				to
	2005	2004	2003	10/31/02		2005	2004	10/31/03

Per Share Data:

Net Asset Value,
Beginning of Year	$12.39	$11.62	$8.88	$11.34		$12.17	$11.48	$9.13

Income (Loss) from
Investment Operations:

Net investment loss	(0.13)	(0.13)	(0.13)	(0.08)		(0.25)	(0.24)	(0.11)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	0.41	0.90	2.87	(2.38)		0.38	0.93	2.46

Total from Investment
Operations	0.28	0.77	2.74	(2.46)		0.13	0.69	2.35

Net Asset Value,
End of Year	$12.67	$12.39	$11.62	$8.88		$12.30	$12.17	$11.48

Total Return	2.26%	6.63%#	30.86%	(21.69)%		1.07%	6.01%#	25.74%

Ratios/Supplemental Data:

Net assets, end of year
(000s omitted)	$3,913	$4,497	$3,931	$2,343		$7	$71	$2

Ratio of expenses to
average net assets	1.33%	1.34%	1.72%	1.21	%† ø	2.25%	2.32%	2.48	%†

Ratio of net investment
loss to average net assets	(1.02)%	(1.03)%	(1.38)%	(0.87	)%† ø	(1.94)%	(2.01)%	(2.17	)%†

Portfolio turnover rate	96.04%	83.73%	124.34%	91.00	%øø	96.04%	83.73%	124.34	%‡

*	Commencement of offering of shares.

†	Annualized.

ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annualized ratios of expenses and net investment loss to average net assets would have been 1.27% and (0.93)%, respectively.

øø	For the year ended October 31, 2002.

‡	For the year ended October 31, 2003.

#	Excluding the effect of the payments received from the Manager (Note 8), total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Frontier Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 16, 2005

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (76)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 58 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; and Director, Raytheon Co. (defense and commercial elec-
tronics) and USLIFE Corporation (life insurance). From June 1987 to June
1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 58 Portfolios	Jeannette K. Watson Summer Fellowship (summer internships for college
in Fund Complex	students); Trustee, Committee for Economic Development; Governor,
Court of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation
(charitable foundation); Trustee, Save the Children (nonprofit child assis-
tance organization; and Director, New York Telephone Company.

Frank A. McPherson (72)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or
• Oversees 58 Portfolios	Trustee of each of the investment companies of the Seligman Group of
in Fund Complex	Funds†; and Director, ConocoPhillips (integrated international oil corpo-
ration), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation,
Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools
Foundation, and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products),
BOK Financial (bank holding company), and the Federal Reserve
System’s Kansas City Reserve Bank.

See footnotes on page 33.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Betsy S. Michel (63)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge
• Oversees 58 Portfolios	Foundation (charitable foundation). Formerly, Chairman of the Board of
in Fund Complex	Trustees of St. George’s School (Newport, RI) and Trustee, World
Learning, Inc. (international educational training).

Leroy C. Richie (64)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
• Director: 2000 to Date	(library of technical standards); Director or Trustee of each of the invest-
• Oversees 57 Portfolios	ment companies of the Seligman Group of Funds† (with the exception of
in Fund Complex	Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
Corporation (diversified energy and chemical company) and Infinity, Inc.
(oil and gas services and exploration); and Director and Chairman,
Highland Park Michigan Economic Development Corp. Formerly, Trustee,
New York University Law Center Foundation; Vice Chairman, Detroit
Medical Center; Chairman and Chief Executive Officer, Capital Coating
Technologies, Inc. (applied coating technologies); and Vice President and
General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of
• Director: 1984 to Date	Malta to the United Nations; and Director or Trustee of each of the
• Oversees 58 Portfolios	investment companies of the Seligman Group of Funds†. Formerly,
in Fund Complex	Director, USLIFE Corporation (life insurance); and Vice President, Pfizer
Inc. (pharmaceuticals).

James N. Whitson (70)[1,3]	Director or Trustee of each of the investment companies of the Seligman
• Director: 1993 to Date	Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial
• Oversees 58 Portfolios	cable). Retired Executive Vice President and Chief Operating Officer,
in Fund Complex	Sammons Enterprises, Inc. (a diversified holding company). Formerly,
Director and Consultant, Sammons Enterprises, Inc; and Director, C-SPAN
(cable television network).

See footnotes on page 33.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (67)*	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
1988 to Date	Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants
• Oversees 58 Portfolios	for oil and gas industry); Director, Seligman Data Corp.; and President
in Fund Complex	and Chief Executive Officer of The Metropolitan Opera Association.
Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)*	Director and President, J. & W. Seligman & Co. Incorporated; President,
• Director: 1993 to Date	Chief Executive Officer and Director or Trustee of each of the investment
• President: 1995 to Date	companies of the Seligman Group of Funds†; Director, Seligman Advisors,
• Chief Executive Officer:	Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.;
2002 to Date	Member of the Board of Governors of the Investment Company
• Oversees 58 Portfolios	Institute; and Director (formerly Vice Chairman), ICI Mutual Insurance
in Fund Complex	Company.

Eleanor T. M. Hoagland (54)	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice
• Vice President and	President and Chief Compliance Officer of each of the investment com-
Chief Compliance Officer:	panies of the Seligman Group of Funds†. Formerly, Managing Director,
2004 to Date	Partner and Chief Portfolio Strategist, AMT Capital Management.

Frederick J. Ruvkun (48)	Managing Director, J. & W. Seligman & Co. Incorporated. Formerly,
• Vice President and	Portfolio Manager at Bessemer Trust.
Co-Portfolio Manager:
2002 to Date

Michael Alpert (38)	Senior Vice President, Investment Officer, J. & W. Seligman & Co.
• Vice President and	Incorporated. Formerly, Investment Associate, J. & W. Seligman & Co.
Co-Portfolio Manager:	Incorporated.
2004 to Date

Thomas G. Rose (47)	Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
• Vice President:	J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance,
2000 to Date	Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of
each of the investment companies of the Seligman Group of Funds†,
Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer of each of the investment companies of the Seligman Group of
Funds and Seligman Data Corp.

See footnotes on page 33.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (49)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; and Treasurer
• Treasurer:	of Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
2000 to Date	Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman
Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (41)	Director, Managing Director, General Counsel and Corporate Secretary,
• Secretary:	J. & W. Seligman & Co. Incorporated; Secretary of each of the investment
1994 to Date	companies of the Seligman Group of Funds†; and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund
Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov1. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman. com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the investment objectives, risks, charges and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

1	The references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites do not form a part of this report or the Fund’s prospectus.	EQF2 10/05

2	Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 2.		CODE OF ETHICS.
		As of October 31, 2005, the registrant has adopted a code of ethics that applies to its
		principal executive and principal financial officers.

ITEM 3.		AUDIT COMMITTEE FINANCIAL EXPERT.
		The registrant’s board of directors has determined that Mr. James N. Whitson, a
		member of its audit committee, is an audit committee financial expert. Mr. Whitson
		is “independent” as such term is defined in Form N-CSR.

ITEM 4.		PRINCIPAL ACCOUNTANT FEES AND SERVICES.
		(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for
		professional services rendered by the registrant’s principal accountant were as
		follows:

		2005	2004

	Audit Fees	$43,270	$41,277
	Audit-Related Fees	–	–
	Tax Fees	2,350	2,200
	All Other Fees	1,931	–

		Audit fees include amounts related to the audit of the registrant’s annual financial
		statements and services normally provided by the accountant in connection with
		statutory and regulatory filings. Tax fees include amounts related to tax compliance,
		tax planning, and tax advice. Other fees include the registrant's pro-rata share of
		amounts for services related to the assessment of procedures for compliance with
		anti-money laundering regulations by the registrant and certain other associated
		investment companies.

		Aggregate fees billed by the registrant’s principal accountant for the last two fiscal
		years for non-audit services provided to the registrant’s investment adviser (not
		including a sub-adviser whose role is primarily portfolio management and is sub-
		contracted or overseen by another investment adviser) and any entity controlling,
		controlled by, or under common control with the investment adviser that provides
		ongoing services to the registered investment company, where the engagement relates
		directly to the operations and financial reporting of the registrant, were as follows:

		2005	2004

	Audit-Related Fees	$120,630	$114,980
	Tax Fees	13,903	7,800
	All Other Fees	–	43,000

		Audit-related fees include amounts for (i) attestation services for the registrant’s
		shareholder service agent and (ii) performance of certain agreed-upon procedures
		relating to certain services performed by the registrant’s distributor. Tax fees include
		amounts related to tax compliance, tax planning, and tax advice for and an evaluation
		of certain tax reporting procedures of the registrant’s shareholder service agent.
		Other fees relates to electronic communication processing services performed on
		behalf of outside counsel of the investment adviser.

		(e) (1) The Audit Committee is required to preapprove audit and non-audit services
		performed for the registrant by the principal accountant in order to assure that the
		provision of such services does not impair the principal accountant’s independence.
		The Audit Committee also is required to preapprove certain non-audit services
		performed by the registrant’s principal accountant for the registrant’s investment
		adviser (not including any sub-adviser whose role is primarily portfolio management
		and is subcontracted with or overseen by another investment adviser) and certain of
		the adviser’s affiliates that provide services directly related to the operations and
		financial reporting of the registrant. Unless a type of service to be provided by the
		principal accountant has received preapproval, it will require specific preapproval by
		the Audit Committee.

		The Audit Committee may delegate preapproval authority to one or more of its
		members. The member or members to whom such authority is delegated shall report
		any preapproval decisions to the Audit Committee at its next scheduled meeting.

		Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit
		services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $138,814 and $167,980, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.		SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	December 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	December 28, 2005

By:
/S/ LAWRENCE P.VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	December 28, 2005

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by
Rule 30a-2(b) of the Investment Company Act of 1940.